UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2004

HANOVER COMPRESSOR COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13071 (Commission File Number)	76-0625124 (IRS Employer Identification No.)

12001 North Houston Rosslyn Houston, Texas (Address of Principal Executive Offices)		77086 (Zip Code)

Registrant’s telephone number, including area code: (281) 447-8787

ITEM 5. Other Events
SIGNATURES

ITEM 5.  Other Events

On July 29, 2004, our Board of Directors elected John E. Jackson, Senior Vice President and Chief Financial Officer, to serve as a director on the board.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY
Date: July 30, 2004	By:	/s/ John E. Jackson
		Name:	John E. Jackson
		Title:	Senior Vice President and Chief Financial Officer